Exhibit 31.3

CERTIFICATION PURSUANT TO RULES 13a-14(a) UNDER THE SECURITIES

EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Tony Aquila, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Canoo Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 19, 2023
	By:	/s/ Tony Aquila
Name: Tony Aquila Title: Chief Executive Officer and Executive Chair of the Board (Principal Executive Officer)